UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No.1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
December 1, 2014
Date of Report (Date of earliest event reported)

Rentrak Corporation
(Exact name of Registrant as specified in its charter)

Oregon	000-15159	93-0780536
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7700 NE Ambassador Place
Portland, Oregon 97220
(Address of Principal Executive Offices and Zip Code)
503-284-7581
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As previously reported in a Current Report on Form 8-K filed on December 1, 2014 (the "Initial 8-K"), on December 1, 2014, Rentrak Corporation, an Oregon corporation (the "Company") completed the acquisition of the U.S. television measurement business of WPP's Kantar business unit (the "RPD Business"), pursuant to an Asset Purchase Agreement, dated October 8, 2014, by and between the Company and Competitive Media Reporting, LLC (the "Purchase Agreement").
We stated in the Initial 8-K, under parts (a) and (b) of Item 9.01 therein, that we would file the required financial statements and pro forma financial information by amendment, as permitted by Item 9.01(a)(4) and 9.01(b)(2) to Form 8-K. This Current Report on Form 8-K/A amends the Initial 8-K in order to provide the required financial information.
Except to the extent expressly set forth herein, this Amendment No. 1 speaks as of the filing date of the Initial 8-K and has not been updated to reflect events occurring subsequent to the original filing date. Accordingly, this Amendment No. 1 should be read in conjunction with our filings made with the Securities and Exchange Commission subsequent to the filing of the Initial 8-K.

Item 9.01.	Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired
The audited Statement of Assets to be Acquired and Liabilities to be Assumed as of September 30, 2014 and December 31, 2013 and Statement of Revenues and Direct Expenses for the the nine months ended September 30, 2014 and for the year ended December 31, 2013 and accompanying Notes for the RPD Business are filed as Exhibit 99.1 hereto and are incorporated herein by reference.
Full financial statements and other financial information for the RPD Business are not presented because they cannot be provided without unreasonable effort and expense. The omission of the full financial statements and other financial information will not have a material effect on the reader's understanding of the financial condition or results of operations or related trends of the RPD Business.

(b) Pro Forma Financial Information
The following unaudited pro forma financial information of the Company and the RPD Business is filed as Exhibit 99.2 hereto and incorporated herein by reference.
• Unaudited Pro Forma Condensed Statement of Operations for the Nine Months Ended December 31, 2014; and
• Unaudited Pro Forma Condensed Statement of Operations for the Year Ended March 31, 2014.

(d) Exhibits
The following exhibits are furnished herewith and this list is intended to constitute the exhibit index:

23.1	Consent of Grant Thornton LLP.

99.1
Audited Statement of Assets to be Acquired and Liabilities to be Assumed as of September 30,2014 and December 31, 2013 and Statement of Revenues and Direct Expenses for the nine months ended September 30, 2014 and the year ended December 31, 2013 and the accompanying Notes for the Audiences Division of Competitive Media Reporting, LLC - RPD Business

99.2	Unaudited pro forma condensed consolidated financial statements as of and for the nine months ended December 31, 2014 and for year ended March 31, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 17, 2015

RENTRAK CORPORATION

By:	/s/ David I. Chemerow
	Name:	David I. Chemerow
	Title:	Chief Operating Officer, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP.

99.1
Audited Statement of Assets to be Acquired and Liabilities to be Assumed as of September 30,2014 and December 31, 2013 and Statement of Revenues and Direct Expenses for the nine months ended September 30, 2014 and the year ended December 31, 2013 and the accompanying Notes for the Audiences Division of Competitive Media Reporting, LLC - RPD Business

99.2	Unaudited pro forma condensed consolidated financial statements as of and for the nine months ended December 31, 2014 and for year ended March 31, 2014.